Bridge Builder Core Bond Fund
Summary Prospectus

Ticker: BBTBX	October 28, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

 www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information, dated October 28, 2016, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Bridge Builder Core Bond Fund (the “Fund” or the “Core Bond Fund”) is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.04% 0.01%
Total Annual Fund Operating Expenses	0.37%
Less Fee Waivers(1)	(0.20)%
Net Annual Fund Operating Expenses	0.17%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2017, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2017 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2017). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$99	$188	$448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipal bonds, corporate bonds, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, privately-issued MBS, commercial mortgage-backed securities (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

The Fund will invest in securities denominated in U.S. dollars only. The Fund may invest in U.S. dollar-denominated securities issued by foreign entities. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest up to 20% of its net assets in futures, primarily interest rate and U.S. Treasury futures. The Fund may buy or sell futures to gain or hedge exposure to risk factors or alter the Fund’s investment characteristics.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and PGIM, Inc. (“PGIM”) (formerly Prudential Investment Management, Inc.). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baird’s Principal Investment Strategies

Baird utilizes a structured, risk-controlled philosophy with a disciplined duration approach to invest its allocated portion of the Fund’s assets. Baird will normally invest in the following types of debt securities:

•	U.S. government and other public-sector entities
•	Asset-backed and mortgage-backed obligations of U.S. and foreign issuers
•	Corporate debt of U.S. and foreign issuers

JPMIM’s Principal Investment Strategies

JPMIM incorporates a bottom-up, value-oriented approach in managing its allocated portion of the Fund’s assets. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

Loomis Sayles’ Principal Investment Strategies

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Loomis Sayles’ objective with respect to its allocated portion is to consistently outperform, over time, a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable fixed income market, including Treasury securities, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial MBS and other ABS; and mortgage dollar rolls.

PGIM’s Principal Investment Strategies

PGIM’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. PGIM complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. PGIM uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities and MBS and, during periods of falling interest rates, such securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The resulting risk is that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

•
Counterparty Risk.  When the Fund enters into an investment contract, such as a derivative, the Fund is exposed to the risk that the other party  may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

•
Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted.

•
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

•
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates that are reset periodically. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities’ interest rates do not rise as quickly, or as much, as general interest rates.

•
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The risk of future interest rate increases, whether resulting from market forces, government action or other factors, may be greater because rates have been at historically low levels for a long period of time. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.

•
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund's ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•
Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

•
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•
Municipal Securities Risk. The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

•
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

•
Privately Issued Securities Risk. Investment in privately placed securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies with securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

•
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•	Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

•
Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at prevailing market rates. A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

•
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

•
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended June 30, 2014)	1.99%
Lowest (quarter ended June 30, 2015)	-1.66%

The performance information shown above is based on a calendar year. The Fund’s performance from (before taxes) 1/1/16 to 9/30/16 was 6.45%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (10/28/13)
Return Before Taxes	0.86%	2.62%
Return After Taxes on Distributions	(0.27)%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	1.52%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.48%
The Barclays Capital U.S. Aggregate Bond Index measures the broad market for U.S. dollar-denominated investment grade fixed-rate taxable bond market. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund's portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time.

Baird
Portfolio Managers	Position with Baird	Length of Service to the Fund
Mary Ellen Stanek, CFA	Managing Director, Chief Investment Officer	Since Inception
Charles B. Groeschell	Managing Director, Senior Portfolio Manager	Since Inception
Warren D. Pierson, CFA	Managing Director, Senior Portfolio Manager	Since Inception
Jay E. Schwister, CFA	Managing Director, Senior Portfolio Manager	Since Inception
M. Sharon deGuzman	Senior Vice President, Senior Portfolio Manager	Since Inception

JPMIM
Portfolio Managers	Position with JPMIM	Length of Service to the Fund
Barbara E. Miller	Managing Director	Since September 2015
Peter Simons	Managing Director	Since Inception

Loomis Sayles
Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015
William C. Stevens	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015

PGIM
Portfolio Managers	Position with PGIM	Length of Service to the Fund
Richard Piccirillo	Principal and Senior Portfolio Manager	Since Inception
Gregory Peters	Managing Director, Senior Investment Officer, and Senior Portfolio Manager	Since March 2014
Michael Collins, CFA	Managing Director, Senior Investment Officer, and Senior Portfolio Manager	Since March 2014

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or “redeem” shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.